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                                                                  EXHIBIT 10.134

                           SCHEDULE OF M&T MORTGAGES
                WHICH ARE SUBSTANTIALLY THE FORM OF M&T MORTGAGE
            ATTACHED AS EXHIBIT 10.132 SIMILAR TO THE COMPANY'S FORM
                      10-K FOR THE PERIOD ENDING 12/31/99

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
MORTGAGOR                          FACILITY NAME                               LOCATION                       MORTGAGE     DATE OF
---------                          -------------                               --------                        AMOUNT      MORTGAGE
                                                                                                              --------     --------
Clifton Park Route 146, LLC        Alterra Clare Bridge of Clifton Park        1 Emma Lane                   $4,720,000    12/22/99
                                                                               Clifton Park, NY  12065-3762

Greece Treeline Drive, LLC         Alterra Sterling House of Greece            3 Treeline Drive              $3,575,000    12/22/99
                                                                               Rochester, NY  14612-3446

Orchard Park Sterling Drive, LLC   Alterra Clare Bridge of Orchard Park        101 Sterling Drive            $4,750,000    12/22/99
                                                                               Orchard Park, NY  14127

Saratoga Kirby Road, LLC           Alterra Sterling House of Saratoga Springs  390 Church Street             $3,395,000    12/22/99
                                                                               Saratoga, NY  12866
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